UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5717

Dreyfus Worldwide Dollar Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund s Expenses
6	Comparing Your Fund s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval of the Fund s Management Agreement
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Worldwide Dollar Money Market Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These developments sparked sustained rallies among fixed-income and equity asset classes, and along with low yields and improved investor sentiment have resulted in billions in outflows of money fund assets into these other asset classes. Despite improved economic news, monetary policymakers have continued to hold short-term interest rates at record lows, and yields of money market instruments have remained at historically low levels.

In contrast, stocks and bonds appear poised to enter into a new phase in which the underlying fundamentals of individual issuers, not bargain hunting, are likely to drive long-term investment returns. Of course, the best strategy and cash allocation for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Worldwide Dollar Money Market Fund produced a yield of 0.40%. Taking into account the effects of compounding, the fund also produced an effective yield of 0.40%.1

Money market yields declined along with short-term interest rates early in the reporting period and then remained near historically low levels as the U.S. government and the Federal Reserve Board (the Fed ) addressed a severe recession and global credit crisis.

The Fund s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Money Market Yields Fell to Record Lows

The reporting period began in the midst of a global financial crisis and severe recession. In response, the Fed pumped liquidity into the banking

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

system and eased monetary policy aggressively, driving its target for the overnight federal funds rate to an unprecedented low of 0.00% to 0.25% by year-end 2008.As a result, yields of money market instruments fell to and remained near historical lows.

The U.S. government responded with a number of its own remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through most of the reporting period before ending in September 2009.This measure was designed to promote liquidity in the short-term credit market.

Economic conditions continued to deteriorate, and credit markets remained troubled over the first few months of the reporting period. However, investor sentiment began to improve in March when signs emerged that the economic downturn might be decelerating, and stocks and corporate bonds staged impressive rebounds. Meanwhile, a decline in the three-month London Interbank Offered Rate (LIBOR) provided evidence of improvement in the global credit markets.

The U.S. economy sent mixed signals in the spring of 2009. For example, existing home sales and prices increased in May, but the unemployment rate rose to its highest level in 26 years. It later was reported that the U.S. economy grew at a 0.7% annualized rate between April and June, lending credence to forecasts that the recession was nearing an end.

In July, residential construction achieved its second gain in three months, and August saw the first expansion of manufacturing activity in more than 18 months. However, these positive developments were tempered by a jump in the unemployment rate to 9.7% in August.The housing market reported more good news in September, as pending home sales reached their highest level since March 2007. Consumer spending increased in August by 1.3%, the largest gain in more than seven years, due in part to the U.S. government s Cash for Clunkers program. However, the unemployment rate continued to creep higher.

October marked another month of gradual economic improvement. Positive news included a return to growth for the U.S. economy, with U.S. GDP expanding at a 2.8% annualized rate in the third quarter, its first quarterly gain in more than a year. In addition, the National Association of Realtors reported that existing home sales increased 11.4% in the third quarter.While pending home sales reached its highest level in almost three years, distressed sales accounted for more than 30% of those transactions.The unemployment rate moved above 10% in October, but initial jobless claims continue to fall, offering some hope that the employment picture may be poised for improvement in 2010.

Quality and Liquidity Still Our Priority

With yields at historically low levels, most money market funds maintained relatively defensive footings during the reporting period, and the industry s average weighted maturity remained substantially shorter than historical averages. The fund was no exception; we set its weighted average maturity in a position that was relatively short as interest rates declined, and then roughly in line with industry averages for most of 2009.We also focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Despite recent signs of economic improvement, the Fed has repeatedly indicated that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period. Therefore, until we see more convincing evidence that the Fed is prepared to raise interest rates, we intend to maintain the fund s focus on credit quality and liquidity.

November 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund s yield and effective yield would have been 0.21% and 0.21%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

Expenses paid per $1,000	$2.72
Ending value (after expenses)	$1,000.10

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

Expenses paid per $1,000	$2.75
Ending value (after expenses)	$1,022.48

STATEMENT OF INVESTMENTS October 31, 2009

	Principal
Negotiable Bank Certificates of Deposit 29.3%	Amount ($)	Value ($)
Bank of Ireland (Yankee)
0.93%, 12/23/09	25,000,000 [a]	25,000,000
Bayerische Hypo-und Vereinsbank AG (Yankee)
0.28%, 11/2/09	25,000,000	25,000,000
DZ Bank AG (Yankee)
0.27%, 12/15/09	25,000,000	25,000,000
Fortis Bank (Yankee)
0.38%, 11/5/09	25,000,000	25,000,000
Lloyds TSB Bank PLC (Yankee)
0.35%, 11/25/09	25,000,000	25,000,000
Mizuho Corporate Bank (Yankee)
0.25%, 1/19/10	25,000,000	25,000,000
Natixis (Yankee)
0.52%, 11/3/09	25,000,000	25,000,000
Total Negotiable Bank Certificates of Deposit
(cost $175,000,000)		175,000,000

Commercial Paper 25.1%
Abbey National North America LLC
0.10%, 11/2/09	25,000,000	24,999,931
Danske Corp., Inc.
0.25%, 12/22/09	25,000,000 [a]	24,991,146
General Electric Capital Corp.
0.23%, 1/29/10	25,000,000	24,985,785
ING (US) Funding LLC
0.30%, 11/10/09	25,000,000	24,998,125
JPMorgan Chase Funding
0.30%, 11/9/09	25,000,000 [a]	24,998,333
Societe Generale N.A. Inc.
0.25%, 12/23/09	25,000,000	24,990,972
Total Commercial Paper
(cost $149,964,292)		149,964,292

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Corporate Note 4.2%	Amount ($)	Value ($)
Bank of America Corp.
0.27%, 11/2/09
(cost $25,000,000)	25,000,000	25,000,000

Repurchase Agreements 16.1%
Barclays Financial LLC
0.06%, dated 10/30/09, due 11/2/09 in
the amount of $36,000,180 (fully collateralized
by $35,828,600 U.S. Treasury Notes, 2.63%,
due 5/31/10, value $36,720,074)	36,000,000	36,000,000
Deutsche Bank Securities
0.06%, dated 10/30/09, due 11/2/09 in
the amount of $30,000,150 (fully collateralized
by $23,260,000 Federal Home Loan Bank,
0.60%-1.63%, due 6/25/10-3/16/11,
value $23,387,767 and $6,735,000
Federal National Mortgage Association,
6.25%, due 2/1/11, value $7,212,925)	30,000,000	30,000,000
Morgan Stanley
0.06%, dated 10/30/09, due 11/2/09 in
the amount of $30,000,150 (fully collateralized
by $30,585,000 Federal Home Loan Bank,
1%, due 9/8/11, value $30,648,447)	30,000,000	30,000,000
Total Repurchase Agreements
(cost $96,000,000)		96,000,000

Asset-Backed Commercial Paper 25.1%
CAFCO LLC
0.30%, 11/19/09	25,000,000 [a]	24,996,250
CHARTA LLC
0.27%, 1/11/10	25,000,000 [a]	24,986,688
Clipper Receivables Co.
0.30%, 1/5/10	25,000,000 [a]	24,986,458

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
CRC Funding LLC
0.26%, 1/6/10	25,000,000 [a]	24,988,083
Govco Inc.
0.33%, 11/5/09	25,000,000 [a]	24,999,083
Manhattan Asset Funding Company LLC
0.39%, 11/20/09	25,000,000 [a]	24,994,854
Total Asset-Backed Commercial Paper
(cost $149,951,416)		149,951,416

Total Investments (cost $595,915,708)	99.8%	595,915,708
Cash and Receivables (Net)	.2%	1,022,841
Net Assets	100.0%	596,938,549

Portfolio Summary (Unaudited)

	Value (%)		Value (%)
Banking	58.5	Foreign/Governmental	8.4
Repurchase Agreements	16.1	Finance	4.2
Asset-Backed/Multi-Seller Programs	12.6		99.8

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value
Assets ($):
Investments in securities See Statement of
Investments (including Repurchase
Agreements of $96,000,000) Note 1(b)	595,915,708	595,915,708
Cash		1,528,306
Interest receivable		115,973
Prepaid expenses		20,839
		597,580,826
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 2(b)		129,434
Payable for shares of Common Stock redeemed		395,007
Accrued expenses		117,836
		642,277
Net Assets ($)		596,938,549
Composition of Net Assets ($):
Paid-in capital		598,508,215
Accumulated net realized gain (loss) on investments		(1,569,666)
Net Assets ($)		596,938,549
Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		598,508,215
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Interest Income	7,063,275
Expenses:
Management fee Note 2(a)	3,225,415
Shareholder servicing costs Note 2(b)	1,671,502
Treasury insurance expense Note 1(f)	375,011
Professional fees	92,011
Custodian fees Note 2(b)	87,014
Registration fees	31,502
Directors fees and expenses Note 2(c)	13,897
Miscellaneous	90,605
Total Expenses	5,586,957
Less reduction in expenses
due to undertaking Note 2(a)	(808,698)
Less reduction in management fee
due to undertaking Note 2(a)	(305,823)
Less reduction in fees due to
earnings credits Note 1(b)	(72,573)
Net Expenses	4,399,863
Investment Income Net	2,663,412
Realized and Unrealized Gain (Loss) on Investments Note 1(b) ($):
Net realized gain (loss) on investments	(16,931,917)
Gross unrealized appreciation on investments	2,750,351
Net Realized and Unrealized Gain (Loss) on Investments	(14,181,566)
Net Increase from Payment by Affiliate	15,362,251
Net Increase in Net Assets Resulting from Operations	3,844,097

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2009	2008
Operations ($):
Investment income net	2,663,412	20,493,406
Net realized gain (loss) on investments	(16,931,917)	340
Net unrealized appreciation
(depreciation) on investments	2,750,351	(2,750,351)
Net increase from payment by affiliate	15,362,251
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,844,097	17,743,395
Dividends to Shareholders from ($):
Investment income net	(2,663,417)	(20,493,406)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	346,084,494	473,131,131
Dividends reinvested	2,597,869	19,955,242
Cost of shares redeemed	(423,867,977)	(524,639,712)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(75,185,614)	(31,553,339)
Total Increase (Decrease) in Net Assets	(74,004,934)	(34,303,350)
Net Assets ($):
Beginning of Period	670,943,483	705,246,833
End of Period	596,938,549	670,943,483

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended October 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income net	.004	.029	.046	.041	.021
Distributions:
Dividends from investment income net	(.004)	(.029)	(.046)	(.041)	(.021)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.40[a]	2.91	4.70	4.20	2.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.79	.79	.82	.84
Ratio of net expenses
to average net assets	.68	.76	.75	.75	.75
Ratio of net investment income
to average net assets	.41	2.88	4.60	4.12	2.08
Net Assets, end of period ($ x 1,000)	596,939	670,943	705,247	700,509	739,965

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a diversified open-end management investment company. The fund s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares, which are sold to the public without a sales charge.

It is the fund s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support

Agreement, as described in Note 1(e) below, which were carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller s agreement to repurchase and the fund s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $1,569,666 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2017.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were all ordinary income.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $5 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (See the Statement of Investments).

(e) Capital Support Agreement: The fund held notes (the Notes ) issued by Lehman Brothers Holdings, Inc. ( Lehman ). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman, on September 16, 2008, the fund entered into a Capital Support Agreement (the Agreement ) with BNY Mellon, the parent company of the fund s adviser. Pursuant to the Agreement, BNY Mellon had agreed to provide capital support to the fund, subject to an aggregate limit of $20 million (the Maximum Capital Support Payment ), if any of the following events resulted in the fund s net asset value falling below $0.9950:

(i) Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;

(ii) Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; and

(iii) The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof,as of the date such final payment is received.

On September 9, 2009, the fund sold the Notes it held in Lehman which obligated BNY Mellon to make payments to the fund pursuant to the terms of the Agreement.The fund received payments amounting to $15,362,251 and the Agreement was terminated.

(f) Treasury s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the Treasury ) to participate in the Treasury s Temporary Guarantee Program for Money Market Funds (the Program ).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund s net asset value per share fell below $0.995 (a Guarantee Event ) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015%, .022% and .023%, respectively, of the fund s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the fund without regard to any expense limitation in effect.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2008 through October 31, 2009 to reduce the management fee paid by the fund, if the fund s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $305,823 during the period ended October 31, 2009.

The Manager has undertaken to reimburse expenses in the event that current yields drop below certain levels.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses pursuant to the undertaking, amounted to $808,698 during the period ended October 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2009, the fund was charged $746,942 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $611,844 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $66,912 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $87,014 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $257,825, custodian fees $18,470, chief compliance officer fees $3,897 and transfer agency per account fees $100,000,which are offset against an expense reimbursement currently in effect in the amount of $250,758.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors of Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 98.44% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund s Board of Directors held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are interested persons (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus representatives reviewed the fund s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund s asset size.

The Board members also considered Dreyfus research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund s performance and comparisons to a group of retail no-load money market funds (the Performance Group ) and to a larger universe of funds, consisting of all retail no-load money market funds (the Performance Universe ), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the fund s total return performance was above the Performance Universe medians, and at or above the Performance Group medians, for all periods.

The Board members also discussed the fund s management fee and expense ratio compared to a comparable group of funds (the Expense Group ) and a broader group of funds (the Expense Universe ), each selected and provided by Lipper. The Board members noted that the fund s actual management fee and expense ratio were higher than the Expense Group and Expense Universe medians and that the contractual management fee was higher than the Expense Group median.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund s Lipper category (the Similar Funds ) and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund s investments.

It was noted that the Board members should consider Dreyfus profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the Capital Support Agreement between the fund and Dreyfus parent company and its terms.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement.

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, including Dreyfus under- taking to limit the fund s expense ratio (which reduced the fund s actual management fee and expense ratio), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ms.Wiley and Mr. Leventhal were elected Board members of the fund effective October 23, 2009.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

The Fund 31

NOTES

For More Information

Ticker Symbol: DWDXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,424 in 2008 and $44,344 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,010 in 2008 and $3,517 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $265 in 2008 and $201 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

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Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant

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in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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